Exhibit 10.60

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of the November 7, 2001 (the “Effective Date”) by and among ACE CASH EXPRESS, INC., a Texas corporation (the “Borrower”), the lenders party to the Credit Agreement (as defined below) (collectively, together with all successors and assigns, the “Lenders”), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (the “Agent”), BANK OF AMERICA, N.A., a national banking association, as syndication agent for the Lenders (the “Syndication Agent”), FIRST UNION NATIONAL BANK, a national banking association (“FUNB”), and THE CHASE MANHATTAN BANK, a national banking association (“Chase”), both as managing agents for the Lenders (FUNB and Chase, in such capacities, are hereby referred to as the “Managing Agents”) (collectively, the Agent, the Syndication Agent and the Managing Agents are referred to as the “Agents”).

PRELIMINARY STATEMENTS

        A.     The Borrower, the Lenders and the Agents have entered into that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, which was amended pursuant to that certain Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of February 21, 2001 (as amended, the “Credit Agreement”).

        B.     The Borrower has further requested that, immediately prior to the effectiveness of this Amendment, the Lenders advance the Borrower $4,000,000 in proceeds from the Reducing Revolving Loan to be used after the effectiveness of this Amendment solely for the purpose of making a payment in respect of the Senior Secured Notes as set forth in more detail in Section 6.04 of this Amendment.

        C.     The Borrower has requested that the Lenders convert the Reducing Revolving Commitment to a term loan in an amount of $55,000,000, which represents the outstanding principal amount of the Reducing Revolver Loan as of the Effective Date, including the $4,000,000 advance referenced above, and to make certain other modifications to the Credit Agreement to the extent set forth herein.

        D.     The Borrower, the Lenders and the Agents desire to amend the Credit Agreement and the other Credit Documents as hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I. DEFINITIONS

        SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are used as defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II. AMENDMENT

        SECTION 2.01 Amendment to Section 1.01; Amendment and Restatement of Certain Defined Terms. Effective as of the Effective Date hereof, the following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Commitment Fee Percentage” shall mean, at any time the Commitment Fee described in Section 2.06 hereof is to be paid, 0.50% per annum, which percentage shall be multiplied by the Available Commitment Amount, as more fully described by Section 2.06.

“Applicable Margin” shall mean the following percentages per annum applicable to the following Types of facilities, which percentages shall be added to the applicable interest rates for purposes of calculating the interest rates payable to the Lenders, as more fully described by Section 2.05:

(a) For the entire term of the Credit Agreement, the following Applicable Margin shall apply to the Term Loan Commitment and the Revolving Credit Commitment:

	ALTERNATE	ADJUSTED	REFERENCE
	BASE RATE	LIBOR	RATE
TYPE OF FACILITY	MARGIN	MARGIN	MARGIN

Term Loan Commitment	2.25%	3.25%	N/A
Revolving Credit Commitment	1.75%	N/A	2.75%

“Available Commitment Amount” shall mean at any date of determination with respect to the Revolving Credit Commitment, the Total Revolving Credit Commitment, minus the average daily unpaid principal balance of the Revolving Credit Loans (excluding any Swingline Loans outstanding during such period) since the later to occur of the Closing Date and the last date of payment of the Commitment Fee, as described in Section 2.06 hereof.

“Cash Flow Coverage Ratio” shall mean (a) the total without duplication, during the twelve-month period preceding the applicable date of determination, of (i) EBITDA, minus (ii) Nondiscretionary Capital Expenditures, minus (iii) Federal, state and local income taxes actually paid, minus (iv) cash dividends paid, minus (v) withdrawals, minus (vi) treasury stock purchased, plus (vii) rent expense, divided by (b) the total without duplication during the same specified twelve month period of (i) Interest Expense, plus (ii) the current portion of all Capitalized Lease Obligations, plus (iii) the current portion of all long-term debt (excluding the outstanding amount to the Term Loan), plus (iv) rent expense.

“Commitment” shall mean, with respect to each Lender, the sum of (a) the Term Loan Commitment of such Lender, plus (b) the Revolving Credit Commitment of such Lender, as each may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

“Eurodollar Loan” shall mean a Term Loan based on the Adjusted LIBOR in accordance with Article II hereof.

“Final Maturity Date” shall mean December 31, 2001.

“Interest Payment Date” shall mean (a) with respect to any Alternate Base Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) (x) with respect to any Revolving Credit Loan that is an Alternate Base Loan, the Revolving Credit Termination Date and (y) with respect to any Term Loan that is an Alternate Base Loan, the Term Loan Termination Date, (b) with respect to any Eurodollar Loan, (i) the last day of the Interest Period applicable thereto, and, in addition, in respect of any Eurodollar Loan of more than three (3) months’ duration, each earlier day which is three (3) months after the first day of such Interest Period and (ii) the Term Loan Termination Date, and (c) with respect to any Reference Rate Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) the Revolving Credit Termination Date.

“Interest Period” shall mean, as to any (i) Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1) month thereafter, as the Borrower may elect with respect to its Eurodollar Loans; and (ii) Reference Rate Loan, the period commencing on the date of such Reference Rate Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1) month thereafter; provided, however, that (a) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day,

(b) no Interest Period shall (i) with respect to a Term Loan, end later than the Term Loan Termination Date, and (ii) with respect to a Revolving Credit Loan, end later than the Revolving Credit Loan Termination Date and (c) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Loan” shall mean any Term Loan, any Revolving Credit Loan or any Swingline Loan.

“Notes” shall mean the Term Notes and the Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, and the Swingline Notes, if any, executed and delivered as provided in Section 2.17 hereof.

“Obligations” shall mean all obligations, liabilities and indebtedness of each of the Borrower and the Guarantors to the Lenders and the Agent arising under or in connection with this Agreement or any other document or instrument executed in connection herewith, whether now existing or hereafter created, direct or indirect, due or not, including without limitation all of their respective obligations, liabilities and indebtedness with respect to the principal of and interest on the Term Loans, the Revolving Credit Loans, drawings under any Letter of Credit, and the payment or performance of all other obligations, liabilities, and indebtedness owed by any of them to the Lenders and the Agent hereunder or under any one or more documents or instruments executed and delivered in connection herewith or with any Letter of Credit, including without limitation all fees, costs, expenses and indemnity obligations hereunder and thereunder.

“Total Commitment” shall mean the sum of the Lenders’ Total Term Loan Commitment and Total Revolving Credit Commitment, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

“Revolving Credit Termination Date” shall mean the earlier of (a) Final Maturity Date or (b) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

        SECTION 2.02 Amendment to Section 1.01; Addition of Certain Defined Terms. Effective as of the date hereof, the following definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Term Loan” shall mean advances under the Term Loan Commitment to the Borrower made pursuant to this Agreement.

“Term Loan Commitment” shall mean, with respect to any Lender, the Term Loan Commitment of such Lender as set forth in Schedule 2.01(a) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

“Term Loan Note” shall mean the Term Loan Note of the Borrower, executed and delivered as provided in Section 2.04 hereof, substantially in the form of Exhibit A annexed hereto, as amended, modified or supplement from time to time.

“Term Loan Termination Date” shall mean the earlier of (a) Final Maturity Date or (b) such date as the Term Loan shall otherwise be payable in full and the Term Loan Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

“Total Term Loan Commitment” shall mean the sum of the Lenders’ Term Loan Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

        SECTION 2.03 Amendment to Section 1.01; Amendment of the Definition of Reference Rate. Effective as of the date hereof, the definition of “Reference Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “plus three quarters of one percent (0.75%)” contained therein.

        SECTION 2.04 Amendment to Section 1.01; Deletion of certain Defined Terms. Effective as of the date hereof, the definition of “Reducing Revolver Commitment”, “Reducing Revolver Loan”, “Reducing Revolving Notes”, “Reducing Revolving Termination Date”, “Scheduled Reducing Revolver Termination Date” and “Total Reducing Revolver Commitment” shall be deleted from Section 1.01 of the Credit Agreement.

        SECTION 2.05 Amendment of Section 2.01. Effective as of the date hereof, Section 2.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(c) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make the Term Loans to the Borrower on November 7, 2001 in the original principal amount of such Lender’s Term Loan Commitment set forth opposite its name in Schedule 2.01(a) hereto.”

        SECTION 2.06 Amendment to Section 2.02(b). Effective as of the Effective Date, Section 2.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitment; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder. Term Loans shall be made by the Lenders against delivery to each Lender of one (1) Term Note, payable to the order of such Lender, as referred to in Section 2.04 hereof. All Revolving Credit Loans shall be made by the Lenders against delivery to each Lender of one (1) Revolving Credit Note, payable to the order of such Lender, as referred to in Section 2.04 hereof.”

        SECTION 2.07 Amendment to Section 2.02(d). Effective as of the Effective Date, Section 2.02(d) of the Credit Agreement is hereby amended by deleting the reference to “Reducing Revolver Loan” contained therein.

        SECTION 2.08 Amendment to Section 2.02(e). Effective as of the Effective Date, Section 2.02(e) of the Credit Agreement is hereby amended by deleting the reference to “Reducing Revolver Loan” contained therein and replacing it with “Term Loan”.

        SECTION 2.09 Amendment to Section 2.03. Effective as of the Effective Date, Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notice of Loans. The Borrower shall give the Agent irrevocable written or facsimile notice (promptly confirmed in writing) of each borrowing to be made by the Borrower (including, without limitation, a conversion as permitted by Section 2.02(e) hereof) not later than (i) 8:00 a.m., San Francisco, California time, the Business Day of any Alternate Base Loan conversion, (ii) 8:00 a.m., San Francisco, California time, three (3) Business Days before any Eurodollar Loan conversion, (iii) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan consisting of a Reference Rate Loan borrowing or any Reference Rate Loan conversion, (iv) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan consisting of an Alternate Base Loan borrowing or any Alternate Base Loan conversion, and (v) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Swingline Loan. Such notice shall be in substantially the form of Exhibit I hereto (the “Borrowing Notice”) and shall (i) specify whether the Loans then being requested are to be Revolving Credit Loans or Swingline Loans, (ii) specify whether the Loans then being requested are to be Alternate Base Loans, Reference Rate Loans or Eurodollar Loans, (iii) specify the date of such borrowing (which shall be a Business Day) and amount thereof, (iv) if such Loans are to be Eurodollar Loans, specify the Interest Period with respect thereto, (v) state that the representations and warranties set forth in Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date) and (vi) state that no Default or Event of Default has occurred and is continuing or would otherwise be created by such borrowing. If no election as to the Type of Loan is specified in any such notice, all such Loans shall be Alternate Base Loans. If no Interest Period with respect to any Eurodollar Loan is specified in any such notice, then an Interest Period of one (1) month’s duration shall be deemed to have been selected. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender’s portion of the requested borrowing.”

        SECTION 2.10 Amendment to Section 2.04(a). Effective as of the Effective Date, Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(a) All Term Loans made by a Lender to the Borrower shall be evidenced by a single Term Note duly executed by the Borrower, dated November 7, 2001, in substantially the form of Exhibit A hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender’s Term Loan Commitment on such date. All Revolving Credit Loans made by a Lender to the Borrower shall be evidenced by a single Revolving Credit Note, duly executed by the Borrower, dated the Closing Date, in substantially the form of Exhibit B hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender’s Revolving Credit Commitment on such date.”

        SECTION 2.11 Amendment to Section 2.04(c). Effective as of the Effective Date, Section 2.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(c) Each Term Note shall bear interest from its date on the outstanding principal balance thereof as provided in Section 2.05 hereof. The outstanding balance of each Term Loan, as evidenced by any such Term Note, shall mature and be due and payable on the Term Loan Termination Date.”

        SECTION 2.12 Amendment to Section 2.04(d). Effective as of the Effective Date, Section 2.04(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(d) Each Lender, or the Agent on its behalf, shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to the Term Note or Revolving Credit Note of such Lender (or on a continuation of such schedule attached to such Note and made a part thereof) an appropriate notation evidencing, for each Revolving Credit Note, the date and amount of each Loan to the Borrower from such Lender, and for all Notes, the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any Person to make such a notation on a Note shall not affect any obligations of the Borrower under such Note. Any such notation shall be conclusive and binding as to the date and amount of such Loan or portion thereof, or payment or prepayment of principal or interest thereon, absent manifest error.”

        SECTION 2.13 Amendment to Section 2.05(c). Effective as of the Effective Date, Section 2.05(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(c) Subject to the provisions of Section 2.08 and Section 9.08 hereof, each Reference Rate Loan shall bear interest at a rate per annum equal to the Reference Rate plus the Applicable Margin then in effect.”

        SECTION 2.14 Amendment to Section 2.06. Effective as of the Effective Date, Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(a) The Borrower shall pay each Lender, through the Agent, its pro rata share of a quarterly commitment fee (the “Commitment Fee”) from the Closing Date until the Revolving Credit Termination Date, in an amount equal to: (i) the daily Available Commitment Amount applicable to the Revolving Credit Commitment during such quarter (or shorter period commencing on the Closing Date or ending with the Revolving Credit Loan Termination Date), multiplied by (ii) the Applicable Commitment Fee Percentage then in effect, provided, however, that there shall be no Commitment Fee attributable to the Revolving Credit Commitment after the Revolving Credit Termination Date.

(b) Any portion of the Commitment Fee that has not been previously paid shall be payable in immediately available funds (i) on the last Business Day of each calendar quarter commencing on December 31, 2000 and (ii) on the Revolving Credit Termination Date. The Commitment Fee due to each Lender under this Section 2.06 shall commence to accrue on the Closing Date and cease to accrue on the Revolving Credit Termination Date in accordance with the provisions of this Section 2.06. The Commitment Fee shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.”

        SECTION 2.15 Amendment to Section 2.07. Effective as of the Effective Date, Section 2.07 of the Credit Agreement, together with the heading thereto, is hereby amended and restated in its entirety to read as follows:

        SECTION 2.16 Termination, Reduction of the Total Revolving Credit Commitment and Termination of Term Loan Commitment

"(a) Upon at least five (5) Business Days’ prior irrevocable written notice (or facsimile notice promptly confirmed in writing) to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Revolving Credit Commitment ratably among the Lenders in accordance with the amounts of their Commitments; provided, however, the Total Revolving Credit Commitment shall not at any time be reduced to an amount less than the sum of the Revolving Credit Loans then outstanding. Each voluntary partial reduction of the Total Revolving

Credit Commitment shall be in an integral multiple of five million dollars ($5,000,000).

(b) Simultaneously with any termination or reduction of the Total Revolving Credit Commitment pursuant to paragraph (a) above, the Borrower shall pay to each Lender, through the Agent, the Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Commitment of such Lender so terminated or reduced.

(c) The Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Revolving Credit Termination Date, and all Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Revolving Credit Loans after the Revolving Credit Termination Date.

(d) [Intentionally Deleted]

(e) [Intentionally Deleted]

(f) The Term Loan Commitment of each Lender shall automatically and permanently terminate on the Term Loan Termination Date and all Term Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon.”

        SECTION 2.17 Amendment to Section 2.09(a) and (b). Effective as of the Effective Date, Section 2.09(a) and (b) of the Credit Agreement are hereby amended by deleting the reference to “Reducing Revolver Loans” and replacing it with “Term Loan”.

        SECTION 2.18 Amendment to Section 2.09(d). Effective as of the Effective Date, Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(d) On the date of any termination of the Total Revolving Credit Commitment pursuant to Section 2.07 hereof, the Borrower shall pay or prepay so much of the Revolving Credit Loans as shall be necessary in order that (i) the sum of the aggregate principal amount of the Revolving Credit Loans then outstanding, will not exceed the Total Revolving Credit Commitment at such time, and (ii) the aggregate principal amount of the Revolving Credit Loans then outstanding will not exceed the Borrowing Base then in effect.”

        SECTION 2.19 Amendment to Section 2.13(a). Effective as of the Effective Date, Section 2.13(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(a) Except as permitted or contemplated by Sections 2.11, 2.17, 2.18, 2.19 or 2.20 hereof, each Loan or other borrowing, each payment or prepayment of principal of the Notes, each payment of interest on the Notes, each payment of any fee or other amount payable hereunder and each reduction of the Total Revolving Credit Commitment shall be made pro rata among the Lenders in the proportions that their Revolving Credit Commitments bears to the Total Revolving Credit Commitment. Notwithstanding the foregoing, in the event that any Lender notifies Agent in writing prior to the date of a proposed Loan that such Lender will not on such date make such Lender’s ratable portion of such Loan available to the Agent (any such Lender being hereinafter referred to as a “Non-Funding Lender”), then, in such event and subject to all other terms and conditions set forth herein, such Loan shall be made pro rata among all Lenders other than the Non-Funding Lender (such Lenders being hereinafter referred to as the “Funding Lenders”); provided, however, that (i) no Funding Lender shall be obligated to make any such Loan if the Non-Funding Lender declined to make its ratable portion of such Loan available to Agent as a result of the occurrence of any Default or Event of Default hereunder or nonsatisfaction of any conditions precedent to such loan, and (ii) no Funding Lender shall be obligated to make any such Loan to the Borrower in an aggregate principal amount in excess of such Lender’s Term Loan Commitment or Revolving Credit Commitment, as the case may be.”

        SECTION 2.20 Amendment to Section 3.13. Effective as of the Effective Date,

“Use of Proceeds. The proceeds of each Loan shall be used to fund working capital requirements, and for other proper corporate purposes of the Borrower not otherwise prohibited by the terms hereof. Neither the Borrower nor any of its Subsidiaries will use proceeds of any Loan for the purpose of acquiring, or attempting to acquire, control of any Person unless such acquisition or attempted acquisition is pursuant to an agreement with such Person or is not resisted by such Person.”

        SECTION 2.21 Amendment to Section 5.09. Effective as of the Effective Date, Section 5.09 of the Credit Agreement is hereby amended by deleting the reference “Reducing Revolver Loans” contained therein and replacing it with “Term Loan”.

        SECTION 2.22 Amendment to Section 5.11. Effective as of the Effective Date, Section 5.11 of the Credit Agreement is hereby amended by deleting the reference “Total Reducing Revolver Commitment” contained therein and replacing it with “Term Loan Commitment”.

        SECTION 2.23 Amendment to Section 6.05. Effective as of the Effective Date, Section 6.05 of the Credit Agreement is hereby amended by adding an additional sentence at the end of the section that reads as follows:

“Notwithstanding the foregoing, after November 7, 2001, the Borrower shall not enter into any commitment or agreement to open any additional stores or make any Acceptable Acquisitions; provided, however, that the Borrower shall be able to open additional stores or complete any Acceptable Acquisitions that are not otherwise prohibited by this Agreement if (a) such commitment or agreement was entered into prior to November 7, 2001, (b) such commitment or agreement is set forth on Schedule 6.05 hereto and (c) Borrower has provided Agent with a reasonably detailed description of each such additional store or Acceptable Acquisition.”

        SECTION 2.24 Amendment to Section 9.03. Effective as of the Effective Date, Section 9.03 of the Credit Agreement is hereby amended by deleting “Reducing Revolver Commitment” contained therein and replacing it with “Term Loan Commitment”

        SECTION 2.25 Amendment to Exhibit A. Effective as of the Effective Date, Exhibit A to the Credit Agreement is hereby amended in the form attached hereto as Exhibit A.

        SECTION 2.26 Amendment to Schedule 2.01 (a) and (b). Effective as of the Effective Date, Schedule 2.01(a) and (b) are hereby amended in the form attached hereto as Schedule 2.01(a) and (b), respectively.

ARTICLE III. CONDITIONS PRECEDENT

        SECTION 3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Lenders shall have received (i) this Amendment, duly executed by the Borrower and the Lenders, (ii) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower’s Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment, and (B) the names of the officers of the Borrower authorized to sign this Amendment together with specimen signatures of such officers, (iii) a Consent and Ratification of the existing Guaranty Agreements, substantially in the form of Exhibit G to the Credit Agreement, executed by each Guarantor, and (iv) such additional documents, instruments and information as the Agents or any Lender may reasonably request;

(b) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof;

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agents and the Required Lenders and their legal counsel.

(e) The Agent, on behalf of the Lenders, shall have received an amendment fee from the Borrower in the amount of $525,000, which fee shall be deemed fully earned and nonrefundable upon execution of this Amendment by Borrower, Agents and the lenders party hereto.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES

        SECTION 4.01 Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Credit Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date); (b) no Default of Event of Default under the Credit Agreement, as amended hereby, or any other Credit Document has occurred and is continuing; and (c) Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and in the other Credit Documents.

ARTICLE V NO WAIVER

        SECTION 5.01 Except as expressly provided herein, (i) nothing contained in this Amendment or any other communication between Agents and/or Lenders and the Borrower shall be a waiver of any past, present or future violation, default or Event of Default of the Borrower under the Credit Agreement or any Credit Document; (ii) Agents and Lenders hereby expressly reserve any rights, privileges and remedies under the Credit Agreement and each Credit Document that Agents and Lenders may have with respect to each violation, default or Event of Default, and any failure by Agents and/or Lenders to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (A) impair, prejudice or otherwise adversely affect the rights of Agents and/or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Credit Documents, (B) amend or alter any provision of the Credit Agreement or any Credit Documents or any other contract or instrument, or (C) constitute any course of dealing or other basis for altering any obligation of the Borrower or any rights, privilege or remedy of Agents and/or Lenders under the Credit Agreement or any Credit Documents or any other contract or instrument; and (iii) nothing in this Amendment shall be construed to be a consent

ARTICLE VI. MISCELLANEOUS PROVISIONS

        SECTION 6.01 Ratification of Credit Agreement and Other Credit Documents. Except as expressly provided herein, (i) the Credit Agreement and all other Credit Documents shall remain unmodified and in full force and effect as supplemented and amended hereby, and (ii) the Borrower hereby affirms all the provisions of the Credit Agreement, as amended hereby, and the other Credit Documents.

        SECTION 6.02 Confirmation of the Security Documents. The Borrower hereby acknowledges and confirms that the Collateral (as defined in the Security Documents) continues to secure the Liabilities (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

        SECTION 6.03 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        SECTION 6.04 Certain Agreements Regarding Reducing Revolver. Immediately prior to the effectiveness of this Amendment, the Borrower was advanced $4,000,000 of proceeds of the Reducing Revolving Loan (as such term was defined in the Credit Agreement immediately prior to the effectiveness of this Amendment). The Borrower hereby agrees (i) to use such proceeds solely for the purpose of making a payment in respect of the Senior Secured Notes by no later than November 15, 2001 and (ii) that, promptly after making such payment, it shall provide the Agents and the Lenders with written confirmation of such payment in form and substance satisfactory to the Lenders and the Agents. Failure to make such payment on the date specified or to provide such notice shall be an immediate Event of Default. The Lenders and the Agents hereby consent to the foregoing use of proceeds.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

BORROWER:

ACE CASH EXPRESS, INC.

By:

Name:

Title:

AGENT:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	Richard A. Ziegner Vice President

SYNDICATION AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title:

MANAGING AGENTS:

THE CHASE MANHATTAN BANK

By:

Name:

Title:

FIRST UNION NATIONAL BANK

By:

Name:

Title:

LENDERS:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	Richard A. Ziegner Vice President

BANK OF AMERICA, N.A.

By:

Name:

Title:

THE CHASE MANHATTAN BANK

By:

Name:

Title:

FIRST UNION NATIONAL BANK

By:

Name:

Title:

NATIONAL CITY BANK

By:

Name:

Title:

HIBERNIA NATIONAL BANK

By:

Name:

Title:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

FIRST AMERICAN BANK, SSB

By:

Name:

Title:

Schedule 6.05

Additional Store/Acceptable Acquisitions

FORM OF TERM NOTE

U.S. $	Dallas, Texas	November , 2001

FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the “Borrower”), HEREBY PROMISES TO PAY to the order of                  , a                (the “Lender”), for the account of its Applicable Lending Office (as defined in that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the “Lenders”), Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents (as amended, modified or supplemented from time to time, the “Credit Agreement”) (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender the principal sum of                  DOLLARS ($             ).

The Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds.

All payments made on account of principal of each Term Loan, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Term Note (this “Note”), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Term Loans in accordance with the terms of this Note.

This Note is one of the Term Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

This Note modifies and replaces, but does not extinguish or constitute a novation of, the indebtedness evidenced by that certain Reducing Revolver Note dated                  in the principal amount of $                 executed by the Borrower and payable to the order of the Lender. All rights, titles, liens and security interests securing the prior note are preserved, maintained and carried forward to secure this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

ACE CASH EXPRESS, INC.

By:

Name:

Title:

LOANS, MATURITIES
AND PAYMENTS OF PRINCIPAL AND INTEREST

		Rate of Interest	Amount of	Amount of	Unpaid
	Amount and	Rate of Interest	Principal	Interest	Principal	Notation
Borrowing Date	Type of Loan	Applicable to Loan	Paid or Prepaid	Paid or Prepaid	Balance	Made By